PLATINUM INVESTOR(R) II

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (the "Policies") issued by American General Life Insurance Company ("AGL") through its Separate Account VL-R


                            This Prospectus is dated
                                   May 3, 2004


This prospectus describes Platinum Investor II flexible premium variable life insurance Policies issued by AGL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum Investor II Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Platinum Investor II pays the death benefit upon the insured person's death. Your choose one of two death benefit options.

For information on how to contact AGL, please see page 5.

The Index of Special Words and Phrases on page 49 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the Platinum Investor II variable investment options. Currently, the Platinum Investor II variable investment options each purchase shares of a corresponding Fund of:

..  AIM Variable Insurance Funds ("AIM V.I.")
..  The Alger American Fund ("Alger American")
..  American Century Variable Portfolios, Inc. ("American Century VP")
..  Credit Suisse Trust ("Credit Suisse")
..  Dreyfus Investment Portfolios ("Dreyfus IP")
..  Dreyfus Variable Investment Fund ("Dreyfus VIF")
..  Fidelity Variable Insurance Products ("Fidelity VIP")
.. Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton") .. Janus Aspen Series ("Janus Aspen")
..  J.P. Morgan Series Trust II ("JPMorgan")
..  MFS(R) Variable Insurance Trust/SM/ ("MFS")
..  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..  Oppenheimer Variable Account Funds ("Oppenheimer")
..  PIMCO Variable Insurance Trust ("PIMCO VIT")
..  Putnam Variable Trust ("Putnam VT")
..  SunAmerica Series Trust ("SunAmerica")
..  The Universal Institutional Funds, Inc. ("UIF")
..  VALIC Company I ("VALIC Co. I")
..  Van Kampen Life Investment Trust ("Van Kampen LIT")
..  Vanguard Variable Insurance Fund ("Vanguard")

See "Variable Investment Options" on page 18 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should be sure you also read the prospectuses of the Funds underlying variable investment options you may be interested in. This prospectus must be accompanied by the current prospectuses for the Funds listed above.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..................................................6
POLICY BENEFITS................................................................6
   Death Benefit...............................................................6
      Death Benefit Proceeds...................................................6
      Death Benefit Option 1 and Option 2......................................6
   Full Surrenders, Partial Surrenders, Transfers, and Policy Loans............7
      Full Surrenders..........................................................7
      Partial Surrenders.......................................................7
      Transfers................................................................7
      Loans....................................................................7
   Premiums....................................................................8
      Flexibility of Premiums..................................................8
      Free Look................................................................8
   The Policy..................................................................8
      Ownership Rights.........................................................8
      Separate Account.........................................................8
      Fixed Account............................................................8
      Accumulation Value.......................................................8
      Payment Options..........................................................8
      Tax Benefits.............................................................8
   Supplemental Benefits and Riders............................................9
POLICY RISKS...................................................................9
   Investment Risk.............................................................9
   Risk of Lapse...............................................................9
   Tax Risks...................................................................9
   Partial Surrender and Full Surrender Risks.................................10
   Policy Loan Risks..........................................................10
PORTFOLIO RISKS...............................................................10
TABLES OF CHARGES.............................................................11
GENERAL INFORMATION...........................................................16
   American General Life Insurance Company....................................16
   Separate Account VL-R......................................................16
   Additional Information.....................................................16
   Communication with AGL.....................................................16
      Administrative Center...................................................17
      General.................................................................17
      Telephone transactions..................................................17
   Variable Investment Options................................................18
   Voting Privileges..........................................................20
   Fixed Account..............................................................21
      Our general account.....................................................21
      How we declare interest.................................................21
   Illustrations..............................................................21
POLICY FEATURES...............................................................22

   Age........................................................................22
   Death Benefits.............................................................22
      Your specified amount of insurance......................................22
      Your death benefit......................................................22
      Required minimum death benefit..........................................22
   Premium Payments...........................................................23
      Premium payments........................................................23
      Limits on premium payments..............................................23
      Checks..................................................................23
      Planned periodic premiums...............................................24
   Changing Your Investment Option Allocations................................24
      Future premium payments.................................................24
      Transfers of existing accumulation value................................24
      Dollar cost averaging...................................................24
      Automatic rebalancing...................................................25
      Market timing...........................................................25
   Changing the Specified Amount of Insurance.................................25
      Increase in coverage....................................................25
      Decrease in coverage....................................................26
   Changing Death Benefit Options.............................................26
      Change of death benefit option..........................................26
      Tax consequences of changes in insurance coverage.......................26
   Effective Date of Policy and Related Transactions..........................26
      Valuation dates, times, and periods.....................................26
      Date of receipt.........................................................27
      Commencement of insurance coverage......................................27
      Date of issue; Policy months and years..................................27
      Monthly deduction days..................................................27
      Commencement of investment performance..................................27
      Effective date of other premium payments and requests that you make.....27
   Reports to Policy Owners...................................................28
ADDITIONAL BENEFIT RIDERS.....................................................28
   Riders.....................................................................28
      Accidental Death Benefit Rider..........................................28
      Automatic Increase Rider................................................28
      Children's Insurance Benefit Rider......................................29
      Maturity Extension Rider................................................29
      Return of Premium Death Benefit Rider...................................30
      Spouse Term Rider.......................................................30
      Terminal Illness Rider..................................................30
      Waiver of Monthly Deduction Rider.......................................31
   Tax Consequences of Additional Rider Benefits..............................31
POLICY TRANSACTIONS...........................................................31
   Telephone Transactions.....................................................31
   Withdrawing Policy Investments.............................................31
      Full surrender..........................................................31

      Partial surrender.......................................................32
      Exchange of Policy in certain states....................................32
      Policy loans............................................................32
      Preferred loan interest rate............................................33
      Maturity of your Policy.................................................33
      Tax considerations......................................................33
POLICY PAYMENTS...............................................................33
   Payment Options............................................................33
      Change of payment option................................................34
      Tax impact..............................................................34
   The Beneficiary............................................................34
   Assignment of a Policy.....................................................34
   Payment of Proceeds........................................................34
      General.................................................................34
      Delay of Fixed Account proceeds.........................................35
      Delay for check clearance...............................................35
      Delay of Separate Account VL-R proceeds.................................35
      Delay to challenge coverage.............................................35
      Delay required under applicable law.....................................35
ADDITIONAL RIGHTS THAT WE HAVE................................................36
      Underwriting and premium classes........................................36
      Change of tobacco use...................................................37
      Policies purchased through "internal rollovers".........................37
      State law requirements..................................................37
CHARGES UNDER THE POLICY......................................................37
      Premium tax charge......................................................37
      Tax charge back.........................................................37
      Premium expense charge..................................................37
      Daily charge (mortality and expense risk fee)...........................37
      Flat monthly charge.....................................................38
      Monthly insurance charge................................................38
      Monthly charges for additional benefit riders...........................38
      Additional monthly charge for the Policies during the first two years...................................................................39
      Partial surrender processing fee........................................39
      Transfer fee............................................................39
      Illustrations...........................................................39
      Policy loans............................................................39
      Charge for taxes........................................................39
      Allocation of charges...................................................39
   More About Policy Charges..................................................40
      Purpose of our charges..................................................40
ACCUMULATION VALUE............................................................41
      Your accumulation value.................................................41
      Your investment options.................................................41
POLICY LAPSE AND REINSTATEMENT................................................41
FEDERAL TAX CONSIDERATIONS....................................................42

   Tax Effects................................................................42
      General.................................................................42
      Testing for modified endowment contract status..........................42
      Other effects of Policy changes.........................................43
      Rider benefits..........................................................43
      Taxation of pre-death distributions if your Policy is not a modified endowment contract......................................................43
      Taxation of pre-death distributions if your Policy is a modified endowment contract......................................................44
      Policy lapses and reinstatements........................................45
      Diversification.........................................................45
      Estate and generation skipping taxes....................................45
      Life insurance in split dollar arrangements.............................46
      Pension and profit-sharing plans........................................46
      Other employee benefit programs.........................................47
      ERISA...................................................................47
      Our taxes...............................................................47
      When we withhold income taxes...........................................47
      Tax changes.............................................................48
LEGAL PROCEEDINGS.............................................................48
FINANCIAL STATEMENTS..........................................................48
INDEX OF SPECIAL WORDS AND PHRASES............................................49

--------------------------------------------------------------------------------------------------------------------
CONTACT INFORMATION: Here is how you can contact us about the Platinum Investor II Policies:
--------------------------------------------------------------------------------------------------------------------
                    ADMINISTRATIVE CENTER:                    HOME OFFICE:               PREMIUM PAYMENTS:
--------------------------------------------------------------------------------------------------------------------
(Express Delivery)                 (U.S. Mail)                2727-A Allen Parkway       (Express Delivery)
VUL Administration                 VUL Administration         Houston, Texas 77019-2191  Payment Processing Center
2727-A Allen Parkway               P. O. Box 4880             1-713-831-3443             #1 Franklin Square
Houston, Texas 77019-2191          Houston, Texas 77210-4880  1-800-340-2765             Springfield, IL 62713-0001
1-713-831-3443, 1-800-340-2765                                                           (U.S. Mail)
(Hearing Impaired) 1-888-436-5258                                                        Payment Processing Center
Fax: 1-713-620-6653                                                                      P.O. Box 0842
(Except premium payments)                                                                Carol Stream, IL 60132-0842
--------------------------------------------------------------------------------------------------------------------

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy.

     You may currently allocate your accumulation value among the 50 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

     Any Policy owner whose accumulation value was at any time before May 1, 2003, invested in whole or part in the investment option funded by the Safeco Core RST Equity Portfolio or the Safeco RST Growth Opportunities Portfolio may continue to use that investment option for any purpose allowed under the Policy. Any Policy owner who had accumulation value invested in the Goldman Sachs Capital Growth Fund (formerly Ayco Growth Fund) on April 30, 2003, may retain the investment but cannot use the Goldman Sachs Capital Growth Fund for any other purpose except to transfer to another investment option.

     Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

Death Benefit

     . Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. Platinum Investor II is available for specified amounts of $250,000 or more. We also provide a guarantee of a death benefit equal to the specified amount (less any indebtedness) and any benefit riders. This guarantee is not applicable if your Policy has lapsed.

     . Death Benefit Option 1 and Option 2: You must choose between two death benefit Options at the time you apply for the Policy. You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. The increased death benefit we pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the option you choose, the death benefit we will pay is

          . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

          . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

               Under Option 2, your death benefit will tend to be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value will tend to be higher under Option 1 than under Option 2.

               Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

          Federal tax law may require us to increase payment under both of the above death benefit Options. See "required minimum death benefit" on page 22.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

     . Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

     . Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. A partial surrender may have adverse tax consequences.

     . Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

     . Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan through your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your cash surrender value less the loan interest payable. We charge you interest at an annual effective rate of 4.75% on your loan. We credit interest on loaned amounts; we guarantee an effective annual interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

     . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount (but not less than $50). You can select a premium payment plan to pay "Planned Periodic Premiums" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may reject a premium payment.

     . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

     . Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

     . Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

     . Fixed Account: You may place amounts in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

     . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Office.

     . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from policy loans would not be taxed. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

Investment Risk

     The Policy is not suitable as a short term investment.

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

     If your cash surrender value is not enough to pay the charges deducted against accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 42. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

     It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

     A partial surrender or surrender may have adverse tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess current interest rate credited to the Fixed Account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     The first table describes the fees and expenses that are payable, at the time that you (1) buy a Policy, (2) surrender a Policy, (3) change a Policy's specified amount, or (4) transfer accumulation value between investment options.

----------------------------------------------------------------------------------------------------------------------------
                                                      Transaction Fees
----------------------------------------------------------------------------------------------------------------------------
Charge                       When Charge is Deducted         Maximum Guaranteed Charge       Current Charge
----------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge           Upon receipt of each premium    3.5%/1/ of each premium         3.5%/1/ of each premium
                             payment                         payment (tax charge back        payment (tax charge back
                                                             if you purchase the             if you purchase the
                                                             Policy in Oregon)/2/            Policy in Oregon)/2/
----------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge       Upon receipt of each premium    5.0% of the amount of each      2.5% of the amount of each
                             payment                         premium payment remaining       premium payment remaining
                                                             after deduction of the premium  after deduction of the premium
                                                             tax charge                      tax charge
----------------------------------------------------------------------------------------------------------------------------
Partial Surrender            Upon a partial surrender of     The lesser of $25 or 2% of the  $10
Processing Fee               your Policy                     partial surrender
----------------------------------------------------------------------------------------------------------------------------
Transfer Fee                 Upon a transfer of              First 12 transfers in a Policy  First 12 transfers in a Policy
                             accumulation value              year are free, $25 for each     year are free, $25 for each
                                                             subsequent transfer             subsequent transfer
----------------------------------------------------------------------------------------------------------------------------
Policy Loan Interest Charge  Annually (on your Policy        4.75% of the loan balance       4.75% of the loan balance
                             anniversary)
----------------------------------------------------------------------------------------------------------------------------
Policy Owner Additional      Upon each request for a Policy  $25                             $0
Illustration Charge          illustration after the first
                             in a Policy year
----------------------------------------------------------------------------------------------------------------------------

----------

     /1/ Premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.75%, is in the state of Wyoming.

     /2/ Instead of a premium tax charge, we assess a tax charge back of 2% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 37.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

----------------------------------------------------------------------------------------------------------------------------
                                                      Periodic Charges
                                                   (other than Fund fees)
----------------------------------------------------------------------------------------------------------------------------
Charge                       When Charge is Deducted         Maximum Guaranteed Charge       Current Charge
----------------------------------------------------------------------------------------------------------------------------
Flat Monthly Charge          Monthly, at the beginning of    $12                             $6
                             each Policy month
----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/1/

   Minimum Charge for the    Monthly, at the beginning of    $0.08 per $1,000 of net amount  $0.05 per $1,000 of net amount
   first Policy year - for   each Policy month               at risk/2/ attributable to the  at risk attributable to the
   an 18 year old female,                                    base Policy                     base Policy
   select preferred with a
   specified amount of
   $500,000
----------------------------------------------------------------------------------------------------------------------------
   Maximum Charge for the    Monthly, at the beginning of    $8.71 per $1,000 of net amount  $3.32 per $1,000 of net amount
   first Policy year - for   each Policy month               at risk attributable to the     at risk attributable to the
   an 80 year old male,                                      base Policy                     base Policy
   standard with a
   specified amount of
   $500,000
----------------------------------------------------------------------------------------------------------------------------
   Example Charge for the    Monthly, at the beginning of    $0.22 per $1,000 of net amount  $0.18 per $1,000 of net amount
   first Policy year - for   each Policy month               at risk attributable to the     at risk attributable to the
   a 38 year old male,                                       base Policy                     base Policy
   select preferred with a
   specified amount of
   $360,000
----------------------------------------------------------------------------------------------------------------------------

----------

     /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age and premium class, Policy year, and specified amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown on page 5 of this prospectus. Also, see "Illustrations" on page 21 of this prospectus.

     /2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

----------------------------------------------------------------------------------------------------------------------------
                                          Periodic Charges (other than Fund fees)
----------------------------------------------------------------------------------------------------------------------------
Charge                       When Charge is Deducted         Maximum Guaranteed Charge       Current Charge
----------------------------------------------------------------------------------------------------------------------------
Monthly Charge per $1,000
of specified amount/1/

   Minimum Charge - for an   Monthly, at the beginning of    $0.11 per $1,000 of specified   $0.11 per  $1,000 of specified
   18 year old female,       each Policy month. This Charge  amount                          amount
   select preferred with     is imposed during the first 2
   a amount of $500,000      Policy and the first 2 Policy
                             years following an increase in
                             specified amount/2/
----------------------------------------------------------------------------------------------------------------------------
   Maximum Charge - for an   Monthly, at the beginning of    $1.88 per $1,000 of specified   $1.88 per  $1,000 of specified
   80 year old male,select   each Policy month. This Charge  amount                          amount
   standard with a           is imposed during the first 2
   specified amount of       Policy and the first 2 Policy
   $500,000                  years following an increase in
                             specified amount/2/
----------------------------------------------------------------------------------------------------------------------------
   Example Charge - for a    Monthly, at the beginning of    $0.23 per $1,000 of specified   $0.23 per  $1,000 of specified
   38 year old male,select   each Policy month. This Charge  amount                          amount
   preferred with a          is imposed during the first 2
   specified amount of       Policy and the first 2 Policy
   $360,000                  years following an increase in
                             specified amount/2/
----------------------------------------------------------------------------------------------------------------------------
Daily Charge(mortality and
expense risk fee)

   Policy years 1-10/3,4/    Daily                           effective annual rate of        effective annual rate of
                                                             0.75%/4/                        0.75%/4/
----------------------------------------------------------------------------------------------------------------------------

---------------

     /1/ The Monthly Charge per $1,000 of specified amount will vary based on the insured person's sex, age and premium class, and specified amount. The Monthly Charges per $1,000 of specified amount shown in the table may not be typical of the charges you will pay. Page 3 of your Policy will indicate the initial Monthly Charge per $1,000 of specified amount applicable to your Policy. There is no additional charge for illustrations at the time you apply for a Policy which may show various specified amounts. When you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in a Policy year.

     /2/ The charge assessed during the first 2 Policy years following an increase in specified amount is only upon the amount of the increase in specified amount.

     /3/  After the 10/th/ Policy year, the daily charge will be as follows:

               Policy years 11-20.............effective annual rate of 0.50%

               Policy years 21+................effective annual rate of 0.25%

     These reductions in the amount of the daily charge are guaranteed.

     /4/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

     The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

----------------------------------------------------------------------------------------------------------------------------
                                                    Periodic Charges
                                             (optional benefit riders only)
----------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider       When Charge is                  Maximum                         Current Charge
Charges                      Deducted                        Guaranteed Charge
----------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit

   Minimum Charge - for an   Monthly at the beginning of     $0.07 per $1,000 of rider       $0.07 per $1,000 of rider
   18 year old               each Policy month               coverage                        coverage
----------------------------------------------------------------------------------------------------------------------------
   Maximum Charge - for a    Monthly at the beginning of     $0.15 per $1,000 of rider       $0.15 per $1,000 of rider
   65 year old               each Policy month               coverage                        coverage
----------------------------------------------------------------------------------------------------------------------------
   Example Charge - for a    Monthly at the beginning of     $0.09 per $1,000 of rider       $0.09 per $1,000 of rider
   38 year old               each Policy month               coverage                        coverage
----------------------------------------------------------------------------------------------------------------------------
Children's Insurance         Monthly at the beginning of     $0.48 per $1,000 of rider       $0.48 per $1,000 of rider
Benefit                      each Policy month               coverage                        coverage
----------------------------------------------------------------------------------------------------------------------------
Maturity Extension           Monthly, at the beginning of    $10                             $0
Accumulation Value Version   the Policy month which follows
                             your original maturity date
----------------------------------------------------------------------------------------------------------------------------
Maturity Extension Death
Benefit Version

   Initial Charge            Monthly beginning 9 years       $30 per $1,000 of net amount    $5 per $1,000 of net amount at
                             before your original maturity   at risk attributable to the     risk attributable to the base
                             date                            base Policy (without any        Policy (without any riders)
                                                             riders)
----------------------------------------------------------------------------------------------------------------------------
   Administrative Charge     Monthly, at the beginning of    $10                             $0
                             the Policy month which follows
                             your original maturity date
----------------------------------------------------------------------------------------------------------------------------
Return of Premium Death
Benefit

   Minimum charge - for an   Monthly at the beginning of     $0.08 per $1,000 of net amount  $0.05 per $1,000 of net amount
   18 year old female,       each Policy month               at risk attributable to the     at risk attributable to the
   select preferred                                          rider                           rider
----------------------------------------------------------------------------------------------------------------------------
   Maximum charge - for a    Monthly at the beginning of     $8.71 per $1,000 of net amount  $3.32 per $1,000 of net amount
   80 year old male,         each Policy month               at risk attributable to the     at risk attributable to the
   standard                                                  rider                           rider
----------------------------------------------------------------------------------------------------------------------------
   Example charge - for a    Monthly at the beginning of     $0.22 per $1,000 of net amount  $0.18 per $1,000 of net amount
   38 year old female,       each Policy month               at risk attributable to the     at risk attributable to the
   select preferred                                          rider                           rider
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                    Periodic Charges
                                             (optional benefit riders only)
----------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider       When Charge is                  Maximum                         Current Charge
Charges                      Deducted                        Guaranteed Charge
----------------------------------------------------------------------------------------------------------------------------
Spouse Term

   Minimum charge - for a    Monthly at the beginning of     $0.07 per $1,000 of rider       $0.01 per $1,000 of rider
   15 year old female,       each Policy month               coverage                        coverage
   select preferred
----------------------------------------------------------------------------------------------------------------------------
   Maximum charge - for a    Monthly at the beginning of     $5.54 per $1,000 of rider       $4.61 per $1,000 of rider
   75 year old male,         each Policy month               coverage                        coverage
   standard
----------------------------------------------------------------------------------------------------------------------------
   Example charge - for a    Monthly at the beginning of     $0.22 per $1,000 of rider       $0.14 per $1,000 of rider
   38 year old male, select  each Policy month               coverage                        coverage
   preferred
----------------------------------------------------------------------------------------------------------------------------
Terminal Illness             At time of claim                $250 plus interest              $150 plus interest
----------------------------------------------------------------------------------------------------------------------------
Waiver of Monthly Deduction  Monthly at the beginning of     $0.40 per $1,000 of net amount  $0.03 per $1,000 of net amount
                             each Policy month               at risk attributable to the     at risk attributable to the
                                                             base Policy                     base Policy
----------------------------------------------------------------------------------------------------------------------------

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2003. Current and future expenses for the Funds may be higher or lower than those shown.

------------------------------------------------------------
               Annual Fund Fees and Expenses
     (expenses that are deducted from the Fund assets)
------------------------------------------------------------
                Charge                     Maximum   Minimum
------------------------------------------------------------
Total Annual Fund Operating Expenses for
all of the Funds (expenses that are
deducted from portfolio assets include
management fees, distribution (12b-1)
fees, and other expenses)/1/                  1.58%     0.29%
------------------------------------------------------------

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Policy prospectus.

----------

     /1/ Currently 8 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2005. The impact of contractual reimbursements or fee waivers is as follows:

------------------------------------------------------------
                Charge                     Maximum   Minimum
------------------------------------------------------------
Total Annual Fund Operating Expenses for
all of the Funds After Contractual
Reimbursement or Fee Waiver                   1.27%     0.29%
------------------------------------------------------------

                               GENERAL INFORMATION

American General Life Insurance Company

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 68 separate "divisions," 53 of which correspond to the 53 variable "investment options" under the Policy. The remaining 15 divisions, and some of these 53 divisions, represent investment options available under other variable life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AGL's addresses under "Contact Information" on page 5 of this prospectus.

     General. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information on page 5 of this prospectus.

     You must make the following requests in writing (unless you are permitted to make the requests by telephone. See "Telephone transactions" on page 17):

     .    transfer of accumulation value;
     .    loan;
     .    full surrender;
     .    partial surrender;
     .    change of beneficiary or contingent beneficiary;
     .    change of allocation percentages for premium payments;
     .    change of allocation percentages for Policy deductions;
     .    loan repayments or loan interest payments;
     .    change of death benefit option or manner of death benefit payment;
     .    change in specified amount;
     . addition or cancellation of, or other action with respect to any rider benefits;
     .    election of a payment option for Policy proceeds;
     .    tax withholding elections; and
     .    telephone transaction privileges.

     You should mail or express these requests to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Administrative Center address.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If (a) many people seek to make telephone requests, at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone transfer. Also, if, due to malfunction or other circumstances, your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

Variable Investment Options

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Except as noted below, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the Funds with a footnote 1 next to their name. For these Funds, whose name does not describe their type, we provide that information immediately following the table. Fund sub-advisers are shown in parenthesis.

--------------------------------------------------------------------------------------------------------------
                Variable Investment Options                    Investment Adviser (sub-adviser, if applicable)
--------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I shares           A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Series I shares                 A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio - Class O Shares/1/  Fred Alger Management, Inc.
--------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O Shares        Fred Alger Management, Inc.
--------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                                 American Century Investment Management, Inc.
--------------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio                       Credit Suisse Asset Management, LLC
--------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial shares             The Dreyfus Corporation
--------------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing Leaders Portfolio - Initial shares/1/   The Dreyfus Corporation
--------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares            The Dreyfus Corporation
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2/1/  Fidelity Management & Research Company
                                                               (FMR Co., Inc.)
                                                               (Fidelity Management & Research (U.K.) Inc.)
                                                               (Fidelity Management & Research (Far
                                                               East) Inc.)
                                                               (Fidelity Investments Money Management, Inc.)
                                                               (Fidelity Investments Japan Limited)
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio - Service Class 2/1/      Fidelity Management & Research Company
                                                               (FMR Co., Inc.)
                                                               (Fidelity Management & Research (U.K.) Inc.)
                                                               (Fidelity Management & Research (Far
                                                               East) Inc.)
                                                               (Fidelity Investments Japan Limited)
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2         Fidelity Management & Research Company
                                                               (FMR Co., Inc.)
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2                Fidelity Management & Research Company
                                                               (FMR Co., Inc.)
--------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2               Fidelity Management & Research Company
                                                               (FMR Co., Inc.)
                                                               (Fidelity Management & Research (U.K.) Inc.)
                                                               (Fidelity Management & Research (Far
                                                               East) Inc.)
                                                               (Fidelity Investments Japan Limited)
--------------------------------------------------------------------------------------------------------------
Franklin Templeton Foreign Securities Fund - Class 2           Templeton Investment Counsel, LLC
--------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares Securities Fund - Class 2/1/  Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Value Securities Fund -Class 2    Franklin Advisory Services, LLC
--------------------------------------------------------------------------------------------------------------
Franklin Templeton U.S. Government Fund - Class 2              Franklin Advisors, Inc.
--------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund/2/ (Not available for        Goldman Sachs Asset Management, L.P.
Policies issued after December 31, 2002; see "Policy
Benefits" on page 6 of this prospectus)
--------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio - Service Shares    Janus Capital
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                Variable Investment Options                    Investment Adviser (sub-adviser, if applicable)
--------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio - Service Shares          Janus Capital
--------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares        Janus Capital
--------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio                               J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio                               J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------------------------------------
MFS(R) Capital Opportunities Series - Initial Class            Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Growth Series - Initial Class                  Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------------
MFS(R) New Discovery Series/1/ - Initial Class                 Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------------
MFS(R) Research Series - Initial Class                         Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio                  Neuberger Berman Management Inc.
--------------------------------------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA/1/                                OppenheimerFunds, Inc.
--------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                          OppenheimerFunds, Inc.
--------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class         Pacific Investment Management Company LLC
--------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class          Pacific Investment Management Company LLC
--------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class        Pacific Investment Management Company LLC
--------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB                   Putnam Investment Management, LLC
--------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB                    Putnam Investment Management, LLC
--------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB      Putnam Investment Management, LLC
--------------------------------------------------------------------------------------------------------------
Safeco RST Core Equity Portfolio/2/ (Not available for         Safeco Asset Management Company
Policies issued after December 31, 2002; see "Policy
Benefits" on page 6 of this prospectus)
--------------------------------------------------------------------------------------------------------------
Safeco RST Growth Opportunities Portfolio/2/ (Not available    Safeco Asset Management Company
for Policies issued after December 31, 2002; see "Policy
Benefits" on page 6 of this prospectus)
--------------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio - Class 1 Shares        AIG SunAmerica Asset Management Corp.
--------------------------------------------------------------------------------------------------------------
SunAmerica Balanced Portfolio - Class 1 Shares                 AIG SunAmerica Asset Management Corp.
--------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I                          Morgan Stanley Investment Management Inc.
                                                               (d/b/a Van Kampen)
--------------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I                             Morgan Stanley Investment Management Inc.
                                                               (d/b/a Van Kampen)
--------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                        VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                                 VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                                VALIC (AIG SunAmerica Asset Management Corp.)
--------------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R) Index Fund                           VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund                          VALIC (T. Rowe Price Associates, Inc.)
--------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                               VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund                                   VALIC (AIG Global Investment Corp.)
--------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I           Van Kampen Asset Management
--------------------------------------------------------------------------------------------------------------
Vanguard High Yield Bond Portfolio                             Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------------------
Vanguard REIT Index Portfolio                                  The Vanguard Group
--------------------------------------------------------------------------------------------------------------

----------
/1/ The Fund type for Alger American Leveraged AllCap Portfolio-Class O Shares is equity growth.
     The Fund type for Dreyfus VIF Developing Leaders Portfolio - Initial shares is small cap.
     The Fund type for Fidelity VIP Asset Manager /SM/ Portfolio - Service
     Class 2 is high return.
     The Fund type for Fidelity VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.
     The Fund type for Franklin Templeton Mutual Shares Securities Fund - Class 2 is capital appreciation.
     The Fund type for MFS New Discovery Series is small cap growth.
     The Fund type for Oppenheimer Balanced Fund/VA is total return.

/2/ This investment option is not available to all Policy owners. See "Policy Benefits" on page 6.

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses, which accompany this prospectus. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 37.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners.

AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 39. The "daily charge" described on page 37 and the fees and expenses of the Funds discussed on page 15 do not apply to the Fixed Account.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account or our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Illustrations

     We may provide illustrations for death benefit, accumulation value, and cash surrender value based on hypothetical rates of return that are not guaranteed. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selections of death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year.

                                 POLICY FEATURES
Age

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age.

Death Benefits

     Your specified amount of insurance. In your application to buy a Platinum Investor II Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. Platinum Investor II is available only for specified amounts of $250,000 or more (except that in Montana the minimum specified amount is $100,000). You may not request a specified amount decrease (or partial surrender) that would reduce the specified amount to less than $250,000 ($100,000 in Montana). You may apply for a Policy to cover a person who is at least 18 but no more than 80 years of age.

     Your death benefit. You must choose between two death benefit options under the Policy at the time you apply for the Policy. You can choose Option 1 or Option 2 at the time of your application or change Options at any later time before the death of the insured person. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     Under Option 2, your death benefit will tend to be higher than under Option
1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under Option 2.

     Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance.

     With either death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, we automatically deem the death benefit to be the higher amount.

     We calculate the required minimum death benefit by multiplying your Policy's accumulation value as of the date of death by the following percentages:

------------------------------------------------------------------------------
           TABLE OF ALTERNATIVE BASIC DEATH BENEFITS AS A PERCENTAGE
           ---------------------------------------------------------
                     MULTIPLE OF POLICY ACCUMULATION VALUE
                     -------------------------------------
Insured
Person's
Age        40 or under   45     50     55     60     65     70     75     95+

%          250%          215%   185%   150%   130%   120%   115%   105%   100%
------------------------------------------------------------------------------

Premium Payments

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $50. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page 8, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 42. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 25 of this prospectus).

     Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company" or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center.

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero. ("Cash surrender value" is explained under "Full surrender" on page 31.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, as a result of the deductions we periodically make from your accumulation value.

Changing Your Investment Option Allocations

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a year are free of charge. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. We will charge you $25 for each additional transfer. You may make transfers from or to the variable investment options at any time. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

     . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

     . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

     Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 36.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 26.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the money market investment option becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Market timing. The Policies are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We monitor the Policies to determine if

     . An exchange out of an investment option occurs within two calendar weeks of an earlier exchange into that same investment option; or

     . Exchanges into or out of the same investment option occur more than twice in any one calendar quarter.

     If either of the above transactions occurs, we will suspend such Policy owner's telephone, same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a phone call from our Administrative Center to inform you that effective immediately, your telephone, same day or overnight delivery transfer privileges have been suspended. The Policy suspension will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

Changing the Specified Amount of Insurance

     Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. This charge is the same as it would be if we were instead issuing the same amount of additional coverage as a new Platinum Investor II Policy.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

     .    $250,000 ($100,000 in Montana); and

     . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

Changing Death Benefit Options

     Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit Option from:

     .    Option 1 to Option 2; or
     .    Option 2 to Option 1.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change.

     . If you change from either Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 42 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

     We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m., Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

     Each fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date. Any premium payments we receive after our close of business are held in our general account until the next day.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Administrative Center by writing to the address shown on page 5 of this prospectus or from your AGL representative.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month.

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or to exceed the maximum net amount at risk.

     . If you exercise the right to return your Policy described on page 8 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

Riders

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. You can purchase this rider only at the time we issue your Policy.

     . Automatic Increase Rider. This rider provides for automatic increases in your Policy's specified amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 25). If you choose not to accept an automatic increase, this rider, and any future increases under it, will be cancelled.

          There is no additional charge for the rider itself, although the automatic increases in the specified amount will increase the monthly insurance charge deducted from your accumulation value, to compensate us for the additional coverage. You may elect this rider only at the time that your Policy is issued.

     . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider only at the time we issue your Policy.

     . Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

               The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

               The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

               We will charge you the following amounts under the death benefit version:

               . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

               . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

               Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will receive no benefit.

          Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

          There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, new loans, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 37. Once you have exercised your right to extend your original maturity date, you cannot revoke it. You can, however, surrender your Policy at any time.

          Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     .    Return of Premium Death Benefit Rider.

          . This rider provides additional term life insurance coverage on the life of the insured. The amount of additional insurance varies so that it always equals the cumulative amount of premiums paid under the Policy (subject to certain adjustments).

          . You may purchase this rider only as of the date of issue and only if you have selected death benefit Option 1.

          . The use of this rider increases the specified amount, which results in a change in the amount at risk. As a result, the rider increases the monthly insurance charge.

          . This rider terminates if you change from death benefit Option 1 to death benefit Option 2. However, the monthly charge is not reduced when the rider terminates.

          .    There is no other separate fee for this rider.

     . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy.

     . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus an administrative fee (not to exceed $250), plus interest on these amounts to the next Policy anniversary becomes a "lien" against the Policy. A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date.

     . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change on account of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 55. You can purchase this rider only at the time we issue your Policy.

Tax Consequences of Additional Rider Benefits.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
42. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 22. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 37.

Telephone Transactions

     See page 17 for information regarding telephone transactions.

Withdrawing Policy Investments

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value."

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges.

     . We will not permit partial surrenders if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your specified amount to fall below the minimum allowed.

     . You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less our estimate of three month's charges and less the interest that will be payable on your loan through your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable through your next Policy anniversary. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

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

     Preferred loan interest rate. We will credit a higher interest rate on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. We call these "preferred loans." The maximum amount of new loans that will receive this preferred loan interest rate for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We intend to set the rate of interest we credit to your preferred loan collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the preferred rate, provided that:

     . it will always be greater than the rate we are then crediting in connection with regular Policy loans, and will never be less than an effective annual rate of 4.50%.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Additional Benefit Riders - Riders - Maturity Extension Rider," on page 29.

     Tax considerations. Please refer to "Federal Tax Considerations" on page 42 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which will result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days of full surrender or the maturity date. The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments. The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. You can also request a partial withdrawal of any amount of $500 or more.

     Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. The payee may give us written instructions to change any payment option the payee has elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial surrender, loan or repayment from a Policy under a terminal illness rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings;

     .    trading on the New York Stock Exchange is restricted;

     . an emergency exists (as determined by the SEC or other appropriate regulatory authority), such that disposal of securities is not reasonably practicable or determination of the accumulation value not reasonably practicable; or

     .    the SEC by order so permits for the protection of Policy owners.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     . charge interest rates and charges as long as we stay within the minimum and maximum charges permitted in your Policy;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval, SEC and regulatory approvals.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations:

     Underwriting and premium classes. We currently have six classes we use to decide how much the monthly insurance charges under any particular Policy will be: Select Preferred, Preferred, Select Standard, Standard, Special Preferred and Special Standard. Various factors such as the insured's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Each premium class is described in your Policy.

     Change of tobacco use. If the person insured under your Policy is a tobacco user, you may apply to us for an improved premium class if the insured person meets our then applicable requirements for demonstrating that he or she has stopped tobacco use for a sufficient period.

     Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace another life insurance policy we issued with a Policy. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

     Premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

     Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

     Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 2.5% from the remaining amount. We currently may increase this charge for all years, but it will never exceed 5% of the remaining amount. We use this charge to cover sales expenses, including commissions.

     Your Policy refers to this deduction as a Premium Expense Charge. We use this charge to cover sales expenses, including commissions.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge at an effective annual rate of 0.75% of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an effective annual rate of 0.50%, and after 20 years, we will further reduce the charge to an effective annual rate of 0.25%. We guarantee these rate reductions. AGL receives this charge to pay for our mortality and expense risks. See "More About Policy Charges" on page 40 for more information.

     Flat monthly charge. We will deduct $6 from your accumulation value each month. We have the right to raise this charge at any time to not more than $12 per month. The flat monthly charge is the Monthly Administration Fee shown on page 3 of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    greater amounts at risk result in a higher monthly insurance charge;
          and

     . higher cost of insurance rates also result in a higher monthly insurance charge.

     Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

     Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

     Finally, our current cost of insurance rates are lower for Policies having a specified amount of at least $1,000,000 on the day the charge is deducted. This means that if your specified amount for any reason decreases from $1,000,000 or more to less than $1,000,000, your subsequent cost of insurance rates will be higher under your Policy than they otherwise would be. The reverse is also true. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     AGL receives this charge to fund the death benefits we pay under the Policies.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, automatic increase rider, children's insurance benefit rider, two versions of the maturity extension rider, return of premium death benefit rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 28, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Additional monthly charge for the Policies during the first two years. The Policy has a flat monthly expense charge during the first two Policy years (and the first two Policy years after any requested increase in the Policy's specified amount).

     The amount of the charge depends on the age and other insurance characteristics of the insured person. The amount of this charge will be shown on page 3 of the Policy. It may initially be as much as $1.85 per $1,000 of specified amount (or increase of specified amount) or as low as $0.11 per $1,000 of specified amount (or increase of specified amount). After the two-year periods mentioned above, this charge is zero.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

     Policy loans. We will charge you interest on any loan at an effective annual rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never be less than an effective annual rate of 4.50%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 32.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 40.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     If the charges that we collect from the Policy exceed our total costs in connection with the Policy, we will earn a profit. Otherwise we will incur a loss.

     The current charges that we deduct from premiums have been designed to compensate us for taxes we have to pay to the state where you live when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments. The current flat monthly charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as the insured person dies.

     Any excess from the charges discussed in the preceding paragraph, as well as revenues from the daily charge, are primarily intended to:

     . offset other expenses in connection with the Policies (such as the costs of processing applications for Policies and other unreimbursed administrative expenses, costs of paying sales commissions and other marketing expenses for the Policies, and costs of paying death claims if the mortality experience of insured persons is worse than we expect);

     .    compensate us for the risks we assume under the Policies; or

     .    otherwise to be retained by us as profit.

The additional monthly charge during the first two Policy years under a Platinum Investor II Policy has also been designed for these purposes.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 37 under "Premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Premium Expense Charge." We invest the rest in one or more of the investment options listed in the chart on page 18 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will also be reduced by certain charges that we deduct. We describe these charges beginning on page 37 under "Charges Under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center. Both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus.

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 39. The "daily charge" described on page 37 and the fees and expenses of the Funds discussed on page 15 do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from AGL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you in a letter and give you a grace period of 61 days to pay an amount of premium that we determine will cover estimated monthly charges for three months to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract,"as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     The Company will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. The premium payments and any death benefits to be paid under any term insurance rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, a term rider may be determined to constitute a "qualified additional benefit" as that term is defined in Section 7702 of the Code. The death benefit to be paid under a rider that is a "qualified additional benefit" will not be treated as a future benefit of the Policy for tax purposes. The premium payments for the same rider, however, will be treated as future benefits for purposes of compliance with
Section 7702. You should consult a qualified tax adviser regarding any term rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1.5 million for decedents dying in 2004. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1.5 million in 2004. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

     The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining P.S. 58 costs are currently provided under Notice 2002-8, I.R.B. 2002-4.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

     Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. Congress passed tax legislation on May 26, 2001 which modified existing estate tax law. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL and the Separate Account can be found in the SAI. Please see the back cover of this prospectus for information on how to obtain a copy of the SAI.

                       INDEX OF SPECIAL WORDS AND PHRASES
                       ----------------------------------

                                                                     Page to
                                                                     see in this
Defined Term                                                         Prospectus
------------------------------------------------------------------   -----------

accumulation value................................................             8

Administrative Center.............................................             5

automatic rebalancing.............................................            25

basis.............................................................            44

beneficiary.......................................................            34

cash surrender value..............................................            31

close of business.................................................            26

Code..............................................................            28

cost of insurance rates...........................................            38

daily charge......................................................            37

date of issue.....................................................            27

death benefit.....................................................            22

dollar cost averaging.............................................            24

Fixed Account.....................................................             1

full surrender....................................................            31

Fund, Funds.......................................................             6

grace period......................................................             9

lapse.............................................................             9

lien..............................................................            31

loan (see "Policy loans" in this Index)...........................             7

loan interest.....................................................            32

maturity, maturity date...........................................            33

modified endowment contract.......................................            42

monthly deduction days............................................            27

monthly insurance charge..........................................            38

net amount at risk................................................            12

Option 1, Option 2................................................             6

partial surrender.................................................            32

payment options...................................................            33

planned periodic premium..........................................            24

Policy loans......................................................            32

Policy months, year...............................................            27

preferred loans...................................................            33

premium class.....................................................            36

                       INDEX OF SPECIAL WORDS AND PHRASES
                       ----------------------------------

                                                                     Page to
                                                                     see in this
Defined Term                                                         Prospectus
------------------------------------------------------------------   -----------

premium payments..................................................            23

reinstate, reinstatement..........................................            41

required minimum death benefit....................................            22

SEC...............................................................             1

Separate Account VL-R.............................................            16

seven-pay test....................................................            42

specified amount..................................................             6

surrender.........................................................             7

telephone transactions............................................            17

transfers.........................................................             7

valuation date....................................................            26

valuation period..................................................            26

variable investment options.......................................            18

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG American General                                       Privacy Notice

--------------------------------------------------------------------------------

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

  . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

     -    Given to us on applications or other forms;

     -    About transactions with us, our affiliates, or third parties;

     - From others, such as credit reporting agencies, employers, and federal and state agencies.

  . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

  . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

  . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

  . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

  . We do not share Nonpublic Personal Information about you except as allowed by law.

  . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

     (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

     (ii) other organizations with which we have joint marketing agreements as permitted by law.

  . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

  . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

  . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

  .  You will be notified if our privacy policy changes.

  .  Our privacy policy applies to current and former customers.

THIS PRIVACY NOTICE IS GIVEN TO YOU FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO CALL OR TAKE ANY ACTION.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY: Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona

AGLC0375-MLR REV0304                 (C) 2004 American International Group, Inc.
                                                            All rights reserved.

[LOGO OF AIG AMERICAN GENERAL]

For additional information about the Platinum Investor(R) II Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 3, 2004. We have filed the SAI with the SEC and have incorporated it by reference into this Prospectus. You may obtain a free copy of the SAI if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor II Policies, including, personalized illustrations of death benefits, cash surrender values, and cash values is available, without charge, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Policies issued by:
American General Life Insurance Company
A member company of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor II Flexible Premium Variable Life Insurance
Policy Form Number 97610

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are solely its responsibility. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2004 American International Group, Inc.               ICA File No. 811-08561
All rights reserved.